Segment Reporting - Asset Information for Company's Consumer Lending Business Segment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Operating Statistics [Line Items]
Other	$ 8,273	$ 8,658
Total assets	181,260	193,345
Consumer Lending [Member]
Operating Statistics [Line Items]
Private Education Loans, net	36,934	36,290
Cash and investments	2,731	3,113
Other	3,275	3,595
Total assets	$ 42,940	$ 42,998